                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549



                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 30, 2000


                      UNITED COMPANIES FINANCIAL CORPORATION
                     ----------------------------------------
                      (Exact name as specified in its charter)

          Louisiana                      1-7067              71-0430414
          ---------             ------------------------     ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                   Identification No.)

8549 United Plaza Blvd., Baton Rouge Louisiana                   70809
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(Address of principal executive offices)                        Zip Code

Registrant's telephone number, including area code       (225) 987-0000


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).     Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

     99 Press Release dated May 30,2000 - United Companies Signs Purchase Agreements with EMC Mortgage Corporation and EMC Mortgage Acquisition Corp. for the Sale of its Whole Loan Portfolio, Residual Interests and Servicing Operation

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        UNITED COMPANIES FINANCIAL CORPORATION
                                     (Registrant)


Date: May 30, 2000       BY:  /s/  REBECCA A. ROOF
                             ---------------------------------------------
                                   Rebecca A. Roof
                                   Chief Financial Officer

                          INDEX TO EXHIBITS

EXHIBIT                                                       SEQUENTIALLY
NO.        EXHIBIT                                            NUMBERED PAGE
-------    ---------                                          ----------------

99        Press Release dated May 30,2000 - United Companies Signs Purchase
          Agreements with EMC Mortgage Corporation and EMC Mortgage Acquisition
          Corp. for the Sale of its Whole Loan Portfolio, Residual Interests and
          Servicing Operation